JOHN HANCOCK CAPITAL SERIES
                               601 Congress Street
                              Boston, MA 02210-2805

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

     Re: Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

     Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Capital Series (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock International Classic Value Fund (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

     Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                   JOHN HANCOCK CAPITAL SERIES
                                   On behalf of
                                   John Hancock International Classic Value Fund



                                   By:   /s/Keith F. Hartstein
                                         Keith F. Hartstein
                                         President and Chief Executive Officer

Dated:  February 28, 2006

     We are willing to render transfer agency services to John Hancock International Classic Value Fund in accordance with the fee schedule attached hereto as Exhibit A.

                                   JOHN HANCOCK SIGNATURE SERVICES, INC.



                                   By:   /s/John Hatch
                                         John Hatch
                                         President and Chief Executive Officer

Dated:  February 28, 2006

                           TRANSFER AGENT FEE SCHEDULE

                                    EXHIBIT A

As of  February 28, 2006:   Addition of John Hancock International Classic Value
                            Fund and Deletion of John Hancock High Income Fund

     Effective February 28, 2006, the transfer agent fees payable monthly under the transfer agent agreement between each fund and John Hancock Signature Services, Inc. shall be the following rates plus certain out-of-pocket expenses as attached. The basis point fee will be waived for any quarter where the Fund's fee is greater than 5 basis points above its Lipper median.


                      EQUITY FUNDS ANNUAL RATE PER ACCOUNT

0.05% of daily net assets plus the following per account fees:

--------------------------------------------------------------------------------
Class A Shares               Class B Shares             Class C Shares
--------------               --------------             --------------
$16.00                       $18.50                     $17.50

John Hancock Equity Trust
-JH Growth Trends Fund
John Hancock Investment Trust II
-JH Regional Bank Fund
John Hancock Series Trust
-JH Multi Cap Growth Fund
-JH Focused Equity Fund
-JH Real Estate Fund
John Hancock World Fund
-JH Health Sciences Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares        Class B Shares        Class C Shares        Class I Shares
--------------        --------------        --------------        --------------
$16.00                $18.50                $17.50                0.05% of daily
                                                                  net assets

John Hancock Capital Series
-JH Core Equity Fund
-JH International Classic Value Fund
John Hancock Equity Trust
-JH Small Cap Fund
-JH Technology Leaders Fund
John Hancock Investment Trust
-JH Balanced Fund
-JH Large Cap Equity Fund
-JH Large Cap Intrinsic Value Fund
-JH Small Cap Intrinsic Value Fund
John Hancock Investment Trust II
-JH Financial Industries Fund
John Hancock Investment Trust III
-JH Greater China Opportunities Fund
-JH International Fund
-JH Mid Cap Growth Fund
John Hancock Series Trust
-JH Mid Cap Equity Fund*
-JH Small Cap Growth Fund
-JH Technology Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares        Class B Shares        Class C Shares        Class R Shares
--------------        --------------        --------------        --------------
$16.00                $18.50                $17.50                $20.00

John Hancock Capital Series
-JH Allocation Core Portfolio
-JH Allocation Growth + Value Portfolio
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class A Shares        Class B Shares        Class C Shares        Class I Shares        Class R Shares
--------------        --------------        --------------        --------------        --------------
$16.00                $18.50                $17.50                0.05% of daily        $20.00
                                                                  net assets

John Hancock Capital Series
-JH Classic Value Fund
-JH Large Cap Select Fund
-JH U.S. Global Leaders Growth Fund
John Hancock Investment Trust
-JH Sovereign Investors Fund
John Hancock Investment Trust II
-JH Small Cap Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I
-------
0.05% of daily net assets, no per account fee

John Hancock Institutional Series Trust
-John Hancock Independence Diversified Core Equity Fund II
--------------------------------------------------------------------------------


                   MONEY MARKET FUNDS ANNUAL RATE PER ACCOUNT

0.015% of daily net assets plus the following per account fees:

--------------------------------------------------------------------------------
Class A Shares               Class B Shares             Class C Shares
--------------               --------------             --------------
$17.00                       $19.50                     $18.50

John Hancock Current Interest
-JH Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares
$17.00

John Hancock Current Interest
-JH US Government Cash Reserve
--------------------------------------------------------------------------------


                     TAX-FREE FUNDS ANNUAL RATE PER ACCOUNT

0.015% of daily net assets plus the following per account fees:

--------------------------------------------------------------------------------
Class A Shares               Class B Shares             Class C Shares
--------------               --------------             --------------
$17.00                       $19.50                     $18.50

John Hancock California Tax-Free Income Fund
John Hancock Municipal Securities Trust
-JH High Yield Municipal Bond Fund
-JH Tax-Free Bond Fund
John Hancock Tax-Exempt Series Fund
-JH Massachusetts Tax-Free Income Fund
-JH New York Tax-Free Income Fund
--------------------------------------------------------------------------------

                      INCOME FUNDS ANNUAL RATE PER ACCOUNT

0.015% of daily net assets plus the following per account fees:

--------------------------------------------------------------------------------
Class A Shares               Class B Shares             Class C Shares
--------------               --------------             --------------
$17.00                       $19.50                     $18.50

John Hancock Bond Trust
-JH Government Income Fund
-JH High Yield Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares        Class B Shares        Class C Shares        Class I Shares
--------------        --------------        --------------        --------------
$17.00                $19.50                $18.50                0.05% of daily
                                                                  net assets

John Hancock Bond Trust
-JH Investment Grade Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares        Class B Shares        Class C Shares        Class I Shares        Class R Shares
--------------        --------------        --------------        --------------        --------------
$17.00                $19.50                $18.50                0.05% of daily        $20.00
                                                                  net assets

John Hancock Sovereign Bond Fund
-JH Bond Fund
John Hancock Strategic Series
-JH Strategic Income Fund
--------------------------------------------------------------------------------

*Asset based fee waived.

These fees are agreed to by the undersigned as of February 28, 2006.

                                       JOHN HANCOCK CAPITAL SERIES
                                       On behalf of
                                       John Hancock International Classic Value



                                       By: /s/Keith F. Hartstein
                                           ---------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer

JOHN HANCOCK SIGNATURE SERVICES, INC.



By:  /s/John Hatch
     -------------
     John Hatch
     President and Chief Executive Officer

                          OUT-OF-POCKET EXPENSES (OOP)

Acct. Title     General Description                                 Funds          Allocation Methodology
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Confirms and   Category represents the production and mailing of   Retail &       In general, customer output expenses are
Statements     JHF customer output including base stock,           Institutional  allocated by fund number of open billable
               postage, printing and mailing of confirms,                         accounts.  If fund specific, the total expense
               statements including daily redemption and                          will be allocated to the applicable fund (s) only.
               replacement checks and commission/12b-1 checks
               and statements.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Tax Forms      Category represents the production and mailing of   Retail &       In general, customer output expenses are allocated
               original (Moore/OT) and duplicate (OT) tax forms    Institutional  by fund number of open billable accounts. If fund
               including base stock, print costs and postage.                     specific, the total expense will be allocated to
                                                                                  the applicable fund only.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Dividend/      Represents the production and mailing of dividend,  Retail &       These expenses are allocated by fund number of
               capital gain and SWP checks.                        Institutional  accounts coded for cash distribution or SWPs.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Sub TA Fees    Represents sub-transfer agent fees assessed by      Retail &       Allocated by fund by number of open accounts per
               Salomon Smith Barney for sub-accounts within the    Institutional  Smith Barney reports.
               omnibus positions.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
DST Internet   Category represents all DST Internet Products       Retail &       >> FAN is allocated by fund by number of open
               including:                                          Institutional     billable accounts
               >>   FAN:  Shareholder access to DST via                           >> Vision is allocated by fund by number of open
                    Internet for account history, portfolio                          billable accounts
                    value and transaction processing.                             >> FANMail is allocated by fund by number of
               >>   Vision: Broker/Representative access to                          open billable accounts
                    DST via Internet for account history,                         >> TRAC Internet is allocated by fund by number
                    portfolio value and transaction processing.                      of open billable PPA (participant) accounts
               >>   FANMail:  Activity  and Position files                        >> E-delivery is allocated by number of
                    provided to brokers/representatives via the                      open accounts with e-delivery option.
                    Internet.
               >>   TRAC Internet: Participant access to DST via
                    Internet for account history, portfolio value
                    and transaction processing.
               >>   E-delivery:  Delivery of quarterly
                    statements electronically.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Bank           Processing Fees assessed by banks for processing    Retail &       Allocated by fund by number of open billable
               and reconciliation of transfer agent DDAs. Includes Institutional  accounts
               BONY, FSB&T.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Check Writing  Represents expenses associated with the             Retail Class   Allocated by fund (only funds that offer check
               productions and mailing, including base stock and   A only         writing privilege) by # of open billable accounts
               postage, of check writing checkbooks by John                       coded for check writing. As of 3/1/2002, the
               Harland as well as First Signature Bank                            following funds offer check writing:
               reconciliation charges.
                                                                                  Fund #    Fund Name
                                                                                  ------    ---------
                                                                                  43        US Government Cash Reserve
                                                                                  44        Money Market
                                                                                  55        Intermediate Government Income Fund
                                                                                  56        Government Income Fund
                                                                                  72        High Income Fund
                                                                                  91        Strategic Income Fund
-------------- --------------------------------------------------- -------------- --------------------------------------------------
National       Represents Fund/SERV and networking fees charged    Retail &       Allocated by fund by number of open billable
Securities     by National Securities Clearing Corporation         Institutional  accounts coded as dealer controlled (matrix level
Clearing       (NSCC).                                                            1,2,3,4).
Corporation
(NSCC) Non-
DST
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Miscellaneous  Includes one time fees/credits which are not        Retail &       Allocated as expense dictates
               applicable to an existing OOP category.  If the     Institutional
               fee is recurring, a separate category may be
               established.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
800 Line       Represents telephone usage and related expenses     Retail &       Allocated by fund number of open billable accounts
Charges        assessed by AT&T and DST including automated        Institutional
               voice response.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
TRAC 2000      Expenses associated with utilizing DST's            Retail &       Allocated by fund by number of open billable PPA
Audio          automated voice response product for retirement     Institutional  (participant) accounts
Response       plans (participants).
-------------- --------------------------------------------------- -------------- --------------------------------------------------
TRAC 2000      Represents programming expenses associated with     Retail &       Allocated by fund by number of open billable PPA
Dedicated      DST TRAC development initiatives.                   Institutional  (participant) accounts
Programmer
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Proxies        Includes proxy solicitation and tabulation          Retail &       Allocated to the specific fund involved in the
Mailing        expenses (proxy card mailing, postage, etc.) for    Institutional  proxy
               those campaigns deemed fund billable expenses.
               Legal will make the determination as to whether or
               not the proxy effort is a JHF corporate or Fund
               Billable expense. Proxy vendors generally include
               Alamo Direct, MIS and ADP.
-------------- --------------------------------------------------- -------------- --------------------------------------------------

                          OUT-OF-POCKET EXPENSES (OOP)

Acct. Title     General Description                                 Funds          Allocation Methodology
-------------- --------------------------------------------------- -------------- --------------------------------------------------
DST TRAC 2000   Represents fee assessed by DST for loan             Retail &       Allocated by fund by number of open billable PPA
Participant     processing on participant accounts.                 Institutional  (participant) accounts
Loan
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Quarterly/      Represents mailing expense and postage associated   Retail &       Allocated by fund by number of open billable
Annual Reports  with annual and semi-annualreport mailings as well  Institutional  accounts as monthly prospectus mailings.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Programming/    Represents programming expenses assessed by         Retail &       Allocated by fund and number of open billable
Development     non-DST 3rd party business partners. OTS            Institutional  accounts (unless expense is specific to fund).
                programming falls into this category.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
Level III       Quarterly charge which represents annual $3 per     Retail &       Allocated by fund and number of Networked level
Networked       Level III (dealer controlled) account paid out to   Institutional  III open billable accounts.
Accounts        dealers.

-------------- --------------------------------------------------- -------------- --------------------------------------------------
DST             Represents charges associated with using            Retail &       Allocated by fund by number of open billable
PowerSelect     PowerSelect which is a PC-based ad hoc reporting    Institutional  accounts
                tool that provides the ability to run queries on
                shareholder account and transaction data to generate
                reports, labels, and other output, including
                magnetic media.
-------------- --------------------------------------------------- -------------- --------------------------------------------------
TRAC Non-Funded Represents SIMPLE, 403b and 401k non-funded         Retail &       Allocated by fund by number of closed PPA
Participants    participant positions maintained on TRAC20000.      Institutional  (participant) accounts.  Non-funded SIMPLES and
                                                                                   403bs should be allocated as fund billable
                                                                                   expenses. Non-funded 401k participant fees are
                                                                                   allocated 50% to JHF Corporate and 50% to JHSS.
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Programming   Represents programming expenses associated with   Retail &       Allocated by fund by number of open billable
                  DST development initiatives.                      Institutional  accounts

--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Data          Technology costs associated with maintaining      Retail &       Allocated by fund by number of open billable
Communication     remote access to DST                              Institutional  accounts
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Comp/Recon    Additional cost assessed by DST for the use of    Retail &       Allocated by fund by number of open billable the
                  Comp/Recon subsystem. JHSS Control Department     Institutional  accounts
                  uses this system for automated reconciliation.
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST National      Per fund fee assessed by DST for processing       Retail &       Allocated by fund
Securities        through the NSCC                                  Institutional
Clearing
Corporation
(NSCC)
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Audio         Expenses associated with utilizing DST's          Retail &       Allocated by fund by number of open billable
Response          automated voice response products                 Institutional  accounts

--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Computer      Production and mailing of tapes (i.e. dealer      Retail &       Allocated by fund by number of open billable
Tapes             tapes/cartridges)                                 Institutional  accounts
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Air Freight   Charges associated with air delivery of tapes,    Retail &       Allocated by fund by number of open billable
                  cartridges, etc.                                  Institutional  accounts
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Microfiche    Represents the production and delivery, including Retail &       Allocated by fund by number of open billable
                  base stock of microfilm/fiche reports and         Institutional  accounts
                  statements by non-DST 3rd parties.
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Disaster      Represents fee associated with subscribing to DST Retail &       Allocated by fund by number of open billable
Recovery          disaster recovery program                         Institutional  accounts
--------------- --------------------------------------------------- -------------- -------------------------------------------------
DST Iron          Represents fees associated with storing tapes,    Retail &       Allocated by fund by number of open billable
Mountain          files and documentation off-site.                 Institutional  accounts
Document
Storage
--------------- --------------------------------------------------- -------------- -------------------------------------------------
Other-            Monthly credit representing interest earned in    Retail &       Allocated by fund by number of open billable
Reimbursement     DDAs for JHF                                      Institutional  accounts
--------------- --------------------------------------------------- -------------- -------------------------------------------------